1 Speakers: Donald E. Morel, Jr. Chairman and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. Fourth-Quarter 2014 Analyst Conference Call 9 a.m. Eastern Time, February 19, 2015 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate on the call please dial: 877-474-9505 (U.S.) 857-244-7558 (International). The passcode is 21690107. An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, February 26, 2015, by dialing: 888-286-8010 (U.S.) or 617-801-6888 (International) The passcode 62756526 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2015 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information.

3 Fourth-Quarter 2014 Summary Results $ millions, except earnings per-share (EPS) data (1) Adjusted diluted EPS is a Non-GAAP measurement. See discussion under the heading “Non-GAAP Financial Measures” in today’s earnings press release and slides at the end of this presentation. ($ millions, except per-share data) Three Months Ended December 31, 2014 2013 Net Sales $ 349.8 $ 342.7 Gross Profit Margin 31.4% 31.1% Operating Profit $ 44.6 $ 36.9 Reported Diluted EPS $ 0.43 $ 0.33 Adjusted Diluted EPS(1) $ 0.45 $ 0.38

4 Fourth-Quarter Operating Results All prior-period comparisons exclude the impact of currency • Growth in high-value components and proprietary devices • Pharmaceutical Packaging Systems sales grew 7.7%  High-value product sales grew 12.1%  Westar and Daikyo RSV products • Pharmaceutical Delivery Systems sales grew 2.9% • Proprietary product sales grew 14.2% • Comprise 27.4% of segment sales • Led by administration systems and SmartDose® electronic wearable injector • Contract manufacturing revenues also higher when adjusted for disposition • Gross profit 7.3% higher • Selling Price, volume, mix and efficiency • Operating profit improved 28.9% on cost containment efforts  Lower SG&A and R&D spending SmartDose® is a registered trademark of Medimop Medical Projects Ltd., a subsidiary of West Pharmaceutical Services, Inc.

5 Expansion and Product Development  Geographic expansion: • Sri City, India seals plant utilization is growing • Waterford, Ireland facility plan: Construction to commence in 2015  High-Value Products: • Initial commercial orders for NovaPure® products • New U.S. capacity for high-value products in 2015  Proprietary delivery systems: • Daikyo CZ® products:  Number of formal stability trials growing (> 2x in 2014)  Expect approval for customer’s use of CZ vial in the first half of 2015  In use in clinical trials • SmartDose development:  Market interest increasing  Eight customer-funded development projects  Supplied over 100,000 devices, 0.8 million CZ cartridges  Clinical development continues Daikyo CZ® is a registered trademark of Daikyo Seiko, Ltd.

6 2015 and Long-Term Outlook 2015 Guidance*  Anticipate organic revenue growth of 6% to 8%, excluding currency • Adverse currency expected to impact growth by 5% - 6%  Adjusted diluted EPS estimate in the range of $1.74 to $1.92 • Expected comparative impact of currency: $0.18 to $0.20  PPS: HVP expected to grow in high single- to low double-digit %, ex-currency  PDS: Proprietary products expected to grow 10% to 15%, ex-currency • Sales driven by customer pre-commercial needs Long-term Outlook  Underlying markets and drivers remain attractive • New and pending drug and bio product approvals/categories • No fundamental change in plan or outlook  No change in long-term planning targets, ex-currency * Further detail on slide #12

7 Change in Consolidated Sales Fourth-Quarter 2013 to 2014 ($ millions) $349.8 $14.7 $3.5 $23.2 $2.1 $342.7 2013 Sales Volume & Mix Sales Price Currency Disposition 2014 Sales

8 Change in Consolidated Gross Profit Margin % Fourth-Quarter 2013 to 2014 31.4% 1.0% 0.7% 0.4% 0.2% 31.1% 2014 2013

9 Change in SG&A Costs Fourth-Quarter 2013 to 2014 ($ millions) $58.8 $1.4 $1.4 $0.7 $0.7 $0.9 $0.7 $60.0

10 Cash Flow Metrics ($ millions) (1) 2013 capital expenditures included $35 million of 2013 funding associated with the Company’s new headquarters and research facility, most of which was incurred and recorded in earlier years Twelve Months Ended December 31, 2014 2013 Depreciation and amortization $90.0 $85.2 Operating cash flow $182.9 $220.5 Capital expenditures $111.9 $151.9

11 Summary Balance Sheet Information ($ millions) † Net Debt and Total Invested Capital are Non-GAAP measures. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. As of December 31, 2014 As of December 31, 2013 Cash and Cash Equivalents $255.3 $230.0 Debt $336.7 $373.5 Equity $956.9 $906.4 Net Debt to Total Invested Capital† 7.8% 13.7% Working Capital $406.8 $413.8

12 2015 Full-year Financial Guidance ($ millions, except EPS) Estimated 2015 Revenue(1) Estimated Gross Profit %(1) Pharmaceutical Packaging Systems Segment $1,020 - $1,040 36.9% to 37.4% Pharmaceutical Delivery Systems Segment $410 - $420 19.9% to 20.4% Consolidated $1,430 - $1,460 32.1% - 32.6 % Capital Spending $150 - $175 Adjusted diluted EPS(1) (2) $1.74 to $1.92 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.15 for the remainder of 2015. Actual results will vary as a result of variability of exchange rates, among other items. (2) Adjusted diluted EPS is a Non-GAAP financial measure. See “Notes to Non-GAAP Financial Measures”, slides 13 to 14

13 Notes to Non-GAAP Financial Measures For additional details, please see today’s press release and Safe Harbor Statement. Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Adjusted operating profit  Adjusted income tax expense  Adjusted net income  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables. Please see “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.

14 Notes to Non-GAAP Financial Measures(1) RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) (in millions, except per share data) (1) See “Notes to Non-GAAP Financial Measures” (Slide 13), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Three-months ended December 31, 2014 Operating Profit Income Tax Expense Net Income Diluted EPS Reported (GAAP) $44.6 $11.8 $31.4 $0.43 Discrete tax items - (1.8) 1.8 0.02 Adjusted (Non-GAAP) $44.6 $10.0 $33.2 $0.45 Three-months ended December 31, 2013 Operating Profit Income Tax Expense Net Income Diluted EPS Reported (GAAP) $36.9 $10.7 $23.6 $0.33 Discrete tax items - (3.5) 3.5 0.05 Adjusted (Non-GAAP) $36.9 $7.2 $27.1 $0.38 Twelve-months ended December 31, 2014 Operating Profit Income Tax Expense Net Income Diluted EPS Reported (GAAP) $182.0 $47.2 $127.1 $1.75 License costs 1.2 0.4 0.8 0.01 Discrete tax items - (1.8) 1.8 0.02 Adjusted (Non-GAAP) $183.2 $45.8 $129.7 $1.78 Twelve-months ended December 31, 2013 Operating Profit Loss on debt extinguishment Income Tax Expense Net Income Diluted EPS Reported (GAAP) $162.4 $0.2 $40.2 $112.3 $1.57 Extinguishment of debt - (0.2) - 0.2 - Discrete tax items - - (3.6) 3.6 0.06 Adjusted (Non-GAAP) $162.4 $- $36.6 $116.1 $1.63